Acquisitions and disposals	6 Months Ended
Jun. 30, 2021
Acquisitions and disposals [Abstract]
Acquisitions and disposals

3 Acquisitions and disposals

Divestments

Bakken onshore unconventional field

On 26 April 2021, Equinor closed the transaction to divest its interests in the Bakken field in the US states of North Dakota and Montana to Grayson Mill Energy, backed by EnCap Investments for an estimated total consideration of USD 819 million, including interim period settlement, for which payment has been received in the first half 2021. Post-closing settlement adjustments are ongoing, and the consideration will be final in early 2022. The asset was impaired in the first quarter 2021. In the second quarter 2021, an insignificant loss was recorded and is presented in the line item Operating expenses in the Consolidated statement of income in the E&P USA segment.

Divestment of 10% of Dogger Bank Farm A and B

On 26 February 2021, Equinor closed the transaction with Eni to sell a 10% equity interest in the Dogger Bank Wind Farm A and B assets in the UK for a total consideration of GBP 206.4 million (USD 285 million), resulting in a gain of GBP 202.8 million (USD 280 million). After closing, the new overall shareholdings in Dogger Bank A and Dogger Bank B are SSE Renewables (40%), Equinor (40%), and Eni (20%). Equinor will continue to equity account for the remaining investment as a joint venture. The gain is presented in the line item Other income in the Consolidated statement of income in the REN segment.

Divestment of non-operated interest in the Empire Wind and Beacon Wind assets on the US east coast

On 29 January 2021, Equinor closed the transaction with BP to sell 50% of the non-operated interests in the Empire Wind and Beacon Wind assets for a preliminary total consideration after interim period adjustments of USD 1.2 billion, resulting in a gain of USD 1.1 billion for the divested part, of which USD 500 million had been prepaid at the end of December 2020. Through this transaction, the two companies have established a strategic partnership for further growth within offshore wind in the USA. Following the transaction, Equinor remains the operator with a 50% interest. Equinor consolidated the assets until transaction closing, and thereafter the investments are classified as joint ventures and accounted for using the equity method. The gain is presented in the line item Other income in the Consolidated statement of income in the REN segment.

Acquisitions

Acquisition of Wento

On 5 May 2021, Equinor completed a transaction to acquire 100% of the shares in Polish onshore renewables developer Wento from the private equity firm Enterprise Investors for a cash consideration of EUR 98 million (USD 117 million) after net cash adjustments. In addition, Equinor acquired a receivable of USD 3 million from Enterprise Investors towards investees. The assets and liabilities related to the acquired business have been recognised under the acquisition method. The acquisition resulted in an increase of Equinor’s intangible assets of USD 46 million, goodwill of USD 59 million, deferred tax liability of USD 9 million and other net assets of USD 21 million. The goodwill reflects the expected synergies, competence and access to the Polish renewables market obtained in the acquisition. The transaction has been accounted for in the REN reporting segment.

Held for sale

On 10 June 2021, Equinor entered into an agreement with the Klesch Group to sell 100% of the shares in Equinor Refining Denmark A/S. Equinor Refining Denmark A/S consists of the Kalundborg refinery and terminal in the northwest of Zealand, the Hedehusene terminal near Copenhagen as well as associated infrastructure and industrial property. The assets and liabilities related to this entity are classified as held for sale and presented in the reporting segment MMP at 30 June 2021. Closing of the transaction is subject to customary approvals and contractual condition precedents. Closing is expected in the second half of 2021. Equinor has recognised an impairment loss based on the estimated fair value less costs to sell, see note 2 Segments.

In the second quarter 2021 Equinor has reached an agreement on commercial terms to sell its share of an asset in offshore North America. The assets and liabilities related to this entity are classified as held for sale and presented in the E&P International segment at 30 June 2021. The net carrying amount of the interests to be disposed of is immaterial. Equinor has recognised an impairment reversal based on the estimated fair value less costs to sell, see note 2 Segments.